SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549



                                      FORM 8-K



                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):      February 19, 2002
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                 Harman International Industries, Incorporated
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            (Exact Name of Registrant as Specified in its Charter)



                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)



            1-9764                                     11-2534306
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     (Commission File Number)            (I.R.S. Employer Identification No.)




              1101 Pennsylvania Avenue, N.W., Washington, DC  20004
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              (Address of Principal Executive Offices)    (Zip Code)



                                 (202) 393-1101
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               (Registrant's Telephone Number, Including Area Code)














Item 5.  Other Events.


     On February 19, 2002, Harman International Industries, Incorporated issued a press release announcing the completion of a private placement of $300,000,000 of its 7 1/8% Notes Due 2007 to certain institutional investors. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99.1 -- Press release dated February 19, 2002.










































                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  HARMAN INTERNATIONAL
                                                  INDUSTRIES, INCORPORATED.




                                                   By: /s/ Frank Meredith
                                                   ---------------------------
                                                   Frank Meredith
                                                   Executive Vice President
                                                   and Chief Financial Officer







Date: February 19, 2002
































                               EXHIBIT INDEX


Exhibit
Number                                 Description
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 99.1                                  Press Release dated February 19, 2002